                        TOYOTA MOTOR CREDIT CORPORATION
        SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
                 DISTRIBUTION DATE OF SEPTEMBER 15, 1999 FOR THE
           COLLECTION PERIOD AUGUST 1, 1999 THROUGH AUGUST 31, 1999



- -------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A-1             CLASS A-2
                                                                              ---------             ---------
                                                        Total                  Balance               Balance
- -------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
- ------------------------------------
  Securities Balance                              $961,976,586.54          $303,000,000.00          284,000,000.00
  Receivables Pool Balance
  Principal Factor                                     1.00000000               1.00000000              1.00000000
  Rate                                                                              5.365%                  5.800%
  Targeted Maturity Date                                                     July 17, 2000      December 17, 2001
  Number of Contracts                                      86,327
  Weighted Average Coupon                                   9.85%
  Weighted Average Remaining Term                           39.46 months
  Servicing Fee Rate                                        1.00%

POOL DATA - PRIOR MONTH
- -----------------------
  Securities Balance                              $922,192,475.89          $263,215,889.35         $284,000,000.00
  Receivables Pool Balance                        $922,192,475.89
  Securities Pool Factor                               0.95864337               0.86869930              1.00000000
  Number of Contracts                                      84,808
  Weighted Average Coupon                                   9.85%
  Weighted Average Remaining Term                           38.62 months
  Precompute and Simple Interest Advances         $  2,330,565.32
  Payahead Account Balance                        $  2,618,727.25
  Supplemental Servicing Fee Received             $    120,318.89
  Interest Shortfall                              $             -          $             -         $             -
  Principal Shortfall                             $             -

POOL DATA - CURRENT MONTH
- -------------------------
  Securities Balance                              $882,668,642.14          $223,692,055.60          284,000,000.00
  Receivables Pool Balance                        $882,668,642.14
  Targeted Principal Balance                                                      na                      na
  Securities Pool Factor                               0.91755730               0.73825761              1.00000000
  Number of Contracts                                      83,211
  Weighted Average Coupon                                   9.85%
  Weighted Average Remaining Term                           37.75 months
  Precompute and Simple Interest Advances         $  2,707,708.72
  Payahead Account Balance                        $  2,799,316.49
  Supplemental Servicing Fee Received             $    129,608.60
  Interest Shortfall                              $             -          $             -         $             -
  Principal Shortfall                             $             -


- -------------------------------------------------------------------------------------------------------------------
                                                      CLASS A-3              CLASS B                CLASS C
                                                      ---------              -------                -------
                                                       Balance               Balance                Balance
- -------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
- ------------------------------------
  Securities Balance                              $334,093,000.00          $26,454,000.00          $14,429,586.54
  Receivables Pool Balance
  Principal Factor                                     1.00000000              1.00000000              1.00000000
  Rate                                                     6.150%                  6.300%                   6.70%
  Targeted Maturity Date                          August 16, 2004        August 16, 2004         August 16, 2004
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
- -----------------------
  Securities Balance                              $334,093,000.00          $26,454,000.00          $14,429,586.54
  Receivables Pool Balance
  Securities Pool Factor                               1.00000000              1.00000000              1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                              $             -          $            -          $            -
  Principal Shortfall

POOL DATA - CURRENT MONTH
- -------------------------
  Securities Balance                              $334,093,000.00          $26,454,000.00          $14,429,586.54
  Receivables Pool Balance
  Targeted Principal Balance                      $334,093,000.00          $26,454,000.00          $14,429,586.54
  Securities Pool Factor                               1.00000000              1.00000000              1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                              $             -          $            -          $            -
  Principal Shortfall
- -------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------
RESERVE FUND
- ------------
  Initial Deposit Amount                                                          $ 7,214,824.00
  Specified Reserve Fund Percentage                                                        0.75%
  Specified Reserve Fund Amount                                                   $ 7,214,824.00
  Specified Reserve Fund Percentage (IF CONDITION i OR ii MET)                             5.50%
  Specified Reserve Fund Amount (IF CONDITION i OR ii MET)                        $48,546,775.32

  Beginning Balance                                                               $ 7,214,824.00
  Withdraw for Servicing Fee Due                                                               -
  Withdraw for Class A Interest Due                                                            -
  Withdraw for First Allocation of Principal Due                                               -
  Withdraw for Class B Interest Due                                                            -
  Withdraw for Second Allocation of Principal Due                                              -
  Withdraw for Class C Interest Due                                                            -
                                                                                  --------------
  Total Withdraw                                                                               -
  Amount Available for Deposit to the Reserve Fund                                  2,697,340.84
                                                                                  --------------
  Reserve Fund Balance Prior to Release                                             9,912,164.84
  Reserve Fund Required Amount                                                      7,214,824.00
  Reserve Fund Release to Seller                                                    2,697,340.84
                                                                                  --------------
  Ending Reserve Fund Balance                                                     $ 7,214,824.00
                                                                                  ==============
- ------------------------------------------------------------------------------------------------


- ---------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
- --------------------------------------------

                                                                    VEHICLES            AMOUNT
                                                                    --------            ------
  Liquidated Contracts                                                 12
                                                                       --
  Gross Principal Balance of Liquidated Receivables                                     $132,900.06
  Net Liquidation Proceeds Received During the Collection Period                         (89,029.84)
  Recoveries on Previously Liquidated Contracts                                                   -
                                                                                     --------------
  Aggregate Credit Losses for the Collection Period                                     $ 43,870.22
                                                                                     --------------
                                                                                     --------------

  Cumulative Credit Losses for all Periods                             14                $47,664.26
                                                                       --
                                                                                     --------------
  Repossessed in Current Period                                        56
                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                          Annualized Average
FOR EACH COLLECTION PERIOD:                                                      Charge-Off Rate
    Second Preceding Collection Period                                                          n/a
    First Preceding Collection Period                                                         0.01%
    Current Collection Period                                                                 0.06%

- ----------------------------------------------------------------------------------------------------

CONDITION (i) (CHARGE-OFF RATE)
- --------------
Three Month Average                                                                           0.04%
Charge-off Rate Indicator ( > 1.25%)                                              CONDITION NOT MET
- ----------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
- ------------------------------------
                                        PERCENT     CONTRACTS      PERCENT            AMOUNT
                                        -------     ---------      -------            ------
  31-60 Days Delinquent                     1.14%           948         1.16%        $10,268,713.95
  61-90 Days Delinquent                     0.11%            90         0.12%          1,015,957.60
  Over 90 Days Delinquent                   0.00%             1         0.00%             14,443.32
                                                    ------------                     --------------
  Total Delinquencies                                     1,039                      $11,299,114.87
                                                    ============                     ==============

  Repossessed Vehicle Inventory                              63 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                          n/a
    First Preceding Collection Period                                                         0.00%
    Current Collection Period                                                                 0.11%

- ----------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
- --------------
Three Month Average                                                                           0.06%
Delinquency Percentage Indicator ( > 1.25%)                                       CONDITION NOT MET
- ----------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
        SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
                 DISTRIBUTION DATE OF SEPTEMBER 15, 1999 FOR THE
           COLLECTION PERIOD AUGUST 1, 1999 THROUGH AUGUST 31, 1999

- ---------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A-1          CLASS A-2
                                                                                 ---------          ---------
                                                          Total                   Balance            Balance
- ---------------------------------------------------------------------------------------------------------------
COLLECTIONS
- -----------
  Principal Payments Received                            $39,390,933.69
  Interest Payments Received                               7,794,286.99
  Net Precomputed Payahead Amount                           (180,589.24)
  Aggregate Net Liquidation Proceeds Received                 89,029.84
  Principal on Repurchased Contracts                                  -
  Interest on Repurchased Contracts                                   -
                                                         ---------------
  Total Collections                                      $47,093,661.28
  Net Simple Interest Advance Amount                         343,981.98
  Net Precomputed Advance Amount                              33,161.42
                                                         ---------------
  Total Available Amount                                 $47,470,804.68
                                                         ---------------
AMOUNTS DUE
- -----------
  Servicing Fee                                          $   768,493.73
  Accrued and Unpaid Interest - Class A                    4,261,687.67
  First Allocation Principal Distribution                             -
  Accrued and Unpaid Interest - Class B                      138,883.50
  Second Allocation Principal Distribution                25,094,247.21
  Accrued and Unpaid Interest - Class C                       80,565.19
  Regular Principal Distribution Amount                   14,429,586.54
  Deposit to Reserve Fund                                  2,697,340.84
                                                         ---------------
  Total Amount Due                                       $47,470,804.68

ACTUAL DISTRIBUTIONS
- --------------------
  Servicing Fee                                          $   768,493.73
  Interest                                                 4,481,136.36      $ 1,176,794.37      $ 1,372,666.67
  Principal                                               39,523,833.75       39,523,833.75                   -
  Deposit to Reserve Fund                                  2,697,340.84
                                                         ---------------     ---------------     ---------------
  Total Amount Distributed                               $47,470,804.68      $40,700,628.12      $ 1,372,666.67


- ---------------------------------------------------------------------------------------------------------------
                                                         CLASS A-3              CLASS B                CLASS C
                                                         ---------              -------                -------
                                                          Balance               Balance                Balance
- ---------------------------------------------------------------------------------------------------------------
COLLECTIONS
- -----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
- -----------
  Servicing Fee
  Accrued and Unpaid Interest - Class A
  First Allocation Principal Distribution
  Accrued and Unpaid Interest - Class B
  Second Allocation Principal Distribution
  Accrued and Unpaid Interest - Class C
  Regular Principal Distribution Amount
  Deposit to Reserve Fund

  Total Amount Due

ACTUAL DISTRIBUTIONS
- --------------------
  Servicing Fee
  Interest                                               $1,712,226.63       $138,883.50         $80,565.19
  Principal                                                          -                 -                  -
  Deposit to Reserve Fund
                                                         -------------       -----------         ----------
  Total Amount Distributed                               $1,712,226.63       $138,883.50         $80,565.19
                                                         =============       ===========         ===========
- ---------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
- -----------------------------------
PRECOMPUTED CONTRACTS
- ---------------------
 Scheduled Principal Collections                                                    $ 6,390,285.48
 Prepayments in Full                                         373 contracts          $ 3,445,911.68
 Repurchased Receivables Principal                                                               -
 Payments Behind/Ahead on Repurchased Receivables                                                -
 Total Collections                                                                  $12,078,597.57
 Advances - Reimbursement of Previous Advances                                                   -
 Advances - Current Advance Amount                                                  $    33,161.42
 Payahead Account - Payments Applied                                                             -
 Payahead Account - Additional Payaheads                                            $   180,589.24

SIMPLE INTEREST CONTRACTS
- -------------------------
 Collected Principal                                                                $17,531,453.93
 Prepayments in Full                                        1212 contracts          $12,023,282.60
 Collected Interest                                                                 $ 5,551,886.58
 Repurchased Receivables Principal                                                               -
 Repurchased Receivables Interest                                                                -
 Advances - Reimbursement of Previous Advances                                                   -
 Advances - Current Advance Amount                                                  $   343,981.98

- ----------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.



 /s/ Holly Pearson
- -------------------------------------------------
Holly Pearson
Treasury Manager